SUPPLEMENT TO FIDELITY'S TARGETED
INTERNATIONAL EQUITY FUNDS DECEMBER 30, 1996 PROSPECTUS
   The following information replaces similar information found in the second paragraph under "France Fund" on page P-27:
Commercial, corporate, and securities laws govern the sale and resale of securities, while contractual and corporate restrictions may also apply. Planned privatizations and possible government incentives may result in major changes in the market and increased investments by private individuals. However, a future change in government, market, or economic factors could result in an unfavorable change in the policy on privatization. In addition, a small number of companies represent a large percentage of the market.
The following information replaces similar information found in the second paragraph under "Hong Kong and China Fund" on page P-28:
Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong in 1997, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In addition, a small number of companies represent a large percentage of the market. For example, as of February 28, 1997, Hong Kong & Shanghai Banking Corporation (HSBC), the largest company traded in the Hong Kong market, represented approximately 14% of the market's total capitalization, and the ten largest companies traded in the Hong Kong market represented approximately 51% of the market's capitalization. As of March 31, 1997, HSBC represented approximately 18% of the fund's portfolio. Developments that could negatively affect the value of the fund's investment in HSBC include, among others, further interest rate deregulation, a decrease in earnings from HSBC's overseas subsidiaries, and potential instability in the Hong Kong real estate market. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related businesses. The securities market in China is relatively new and China has yet to develop comprehensive securities, corporate or commercial laws; or to adhere to internationally accepted accounting principles. There is greater risk of expropriation, naturalization, freezes, or confiscation in China than in many other countries. Foreign ownership limits exist on all securities.
The following information replaces similar information found in the second paragraph under "Nordic Fund" on page P-28:
The Nordic region is differentiated from the rest of Europe by its high exposure to cyclical industries such as oil, shipping, and pulp and paper. In addition, a small number of companies represent a large percentage of each of the Danish, Finnish, Norwegian and Swedish markets.
The following information replaces similar information found in the "How to Buy Shares" section on page P-36:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh  accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh  accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh  accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE P-38.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in the "How to Sell Shares" section on page P-37:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in the "Transaction Details" section on page P-41:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.